UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2015

Soellingen Advisory Group, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-189007	90-0954373
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

777 South Flagler Drive, Suite 800 West Palm Beach FL 33401	33401
(address of principal executive offices)	(zip code)

(813) 247-2770
(registrant’s telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment to the Form 8-K/A, as originally filed November 4, 2015, is being filed to include the exhibit 16.1 letter from the predecessor auditor.  No other changes have been made to the document.

ITEM 4.01. Changes in Registrant’s Certifying Accountant

 (1) Previous Independent Auditors:

a.   On October 20, 2015, the Company dismissed Anton & Chia, LLP (“A&C”) of Newport Beach, California as its certifying accountant.  On October 20, 2015, the Company engaged Salberg & Company, P.A. (“Salberg”) of Boca Raton, Florida as its new independent registered public accounting firm.

b.   To date, A&C has not issued an audit report on the financial statements for the year ended December 31, 2014 and 2013.

c.   Our Board of Directors participated in and approved the decision to change independent accountants.

d.   For the interim period from June 26, 2015 through October 20, 2015 (the date of dismissal), there have been no disagreements with A&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of A&C would have caused them to make reference thereto in their report on the financial statements.

e.   We have authorized A&C to respond fully to the inquiries of Salberg.

f.   During the interim period from June 26, 2015 through October 20, 2015, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

g.   The Company provided a copy of the foregoing disclosures to A&C prior to the date of the filing of this Report and requested that A&C furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report.  A copy of this report has been filed with this document as exhibit 16.1.

(2) New Independent Accountants:

a.   On October 20, 2015, the Company engaged Salberg & Company, P.A. as its new independent registered public accounting firm. During the period from June 26, 2015 through October 20, 2015 (the date of the new engagement), we did not consult with Salberg regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by Salberg, in either case where  written or oral advice provided by Salberg would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01. Financial Statements and Exhibits.

a.   None

b.   Exhibits

NUMBER	EXHIBIT
16.1	Letter from Anton & Chia, LLC, dated November 4, 2015, regarding Change in Certifying Accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Soellingen Advisory Group, Inc.

Dated: November 5, 2015	/s/ David Haig
David Haig
Chief Executive Officer